ADVANCED SERIES TRUST

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

(collectively, the Portfolios)

Supplement dated November 14, 2019

to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectuses of the Portfolios discussed herein, and the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust). This supplement should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms that are not otherwise defined herein shall have the meanings given to them in the Trust Prospectus and SAI.

The Board of Trustees of the Trust, on behalf of each Target Portfolio (as provided below), recently approved the reorganizations (each, a Reorganization, and collectively, the Reorganizations) of each Target Portfolio into a corresponding Acquiring Portfolio (as provided below), each also a series of the Trust, subject to shareholder approval:

Target Portfolio	Acquiring Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
of Advanced Series Trust	of Advanced Series Trust
AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
of Advanced Series Trust	of Advanced Series Trust

Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. It is anticipated that a proxy statement/prospectus relating to each proposed Reorganization will be mailed to the applicable Target Portfolio shareholders on or about January 15, 2020, and that the special meetings of the Target Portfolios' shareholders will be held on February 25, 2020.

Under the proposed Reorganizations, the assets and liabilities of each Target Portfolio would be exchanged for shares of the corresponding Acquiring Portfolio, and each Target Portfolio's shareholders would become shareholders of the corresponding Acquiring Portfolio. No sales charges would be imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the corresponding Target Portfolio shareholders in each proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the applicable Reorganization. Each of the Target Portfolios and Acquiring Portfolios anticipate obtaining an opinion of counsel to the effect that each applicable Reorganization would not result in any adverse federal income tax consequences to either of the Target Portfolios or the Acquiring Portfolios, or to their respective shareholders. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinions, it is expected that each proposed Reorganization will be completed in or around the second quarter of 2020, or as soon as reasonably practicable once shareholder approval is obtained.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENFUNDSUP4